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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 1998

                               -------------------

                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)

             Delaware                      000-22751                  04-3363415

         (State or other           (Commission File Number)       (I.R.S. Employer
  jurisdiction of incorporation)                                Identification Number)

          312 Union Wharf
       Boston, Massachusetts                                            02109
       (Address of principal                                          (Zip code)
        executive offices)



       Registrant's telephone number, including area code: (617) 367-2163

                                 Not Applicable
                  (former address if changed since last report)



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Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated September 16, 1998 announcing appointment of Daniel Thomas as Interim Chief Executive Officer, John Carlyle as Chairman of the Board of Directors and resignation of Donald J. Larson as Chief Executive Officer and Chairman of the Board of Directors.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release of the Registrant dated September 16, 1998.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                     CONCENTRA MANAGED CARE, INC.
                     (Registrant)


                     By:      /s/ Richard A. Parr II
                     Name:    Richard A. Parr II
                     Title:   Executive Vice President, General Counsel &
                              Secretary

Date:    September 18, 1998


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                   PAGE

99.1     Press Release of Registrant dated September 16, 1998.